SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                      -------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                   May 20, 2002
                      --------------------------------------
                         (Date of earliest event report)


                              WEYERHAEUSER COMPANY
                      ---------------------------------------
               (Exact name of registrant as specified in charter)

           Washington               1-4825               91-0470860
        (State or other          (Commission           (IRS Employer
        jurisdiction of          File Number)          Identification
        incorporation or                                   Number)
         organization)

                         Federal Way, Washington 98063-9777
                      ----------------------------------------
                      (Address of principal executive offices)
                                     (zip code)

                Registrant's telephone number, including area code:
                                  (253) 924-2345

                             TABLE OF CONTENTS
                             -----------------

    Item 7.  Exhibits
SIGNATURES
Exhibit Index
Statement of Computation of Ratio of Earnings to Fixed Charges for Quarter
  Ending March 31, 2002

Item 7. Exhibits

        (c) Exhibits.  The following exhibits are filed with this document.

        12 Statement of Computation of Ratios of Earnings to Fixed Charges for Quarter ending March 31, 2002



                                    # # #
SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    WEYERHAEUSER COMPANY

                                              By    /s/ Steven J. Hillyard
                                                 ----------------------------
                                              Its:  Vice President and
                                                    Chief Accounting Officer
Date:  May 20, 2002

                                    EXHIBIT INDEX

Exhibit Number                       Description

12 Statement of Computation of Ratios of Earnings to Fixed Charges for quarter ending March 31, 2002

                                     Exhibit 12(a)

                       WEYERHAEUSER COMPANY AND SUBSIDIARIES
                 COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                            (Dollar Amounts in Thousands)

                                                       THIRTEEN
                                                     WEEKS ENDING
                                                ---------------------------
                                               MAR 31          APRIL 1
                                                2002             2001
                                                ---------------------------
Available earnings:
 Earnings before interest expense,
amortization of debt expense,
income taxes and extraordinary item             $228,543           $371,362

Add interest portion of rental expense            11,615             11,070
                                                ----------------------------
Available earnings before extraordinary item    $240,158           $382,432
                                                ============================
Fixed charges:
 Interest expense incurred:
  Weyerhaeuser Company and subsidiaries
   excluding Weyerhaeuser Real Estate Company,
   Weyerhaeuser Financial Services, Inc. and
   Gryphon Investments of Nevada and
   their subsidiaries                           $137,636           $ 87,521
  Weyerhaeuser Real Estate Company and
   consolidated subsidiaries                      13,157             16,495
  Weyerhaeuser Financial Services, Inc. and
   consolidated subsidiaries                         575              3,317
  Gryphon Investments of Nevada, Inc.                  0                  0
                                                ----------------------------
         Subtotal                                151,368            107,333
  Less intercompany interest                         507                556
                                                ----------------------------
  Total interest expense incurred                150,861            106,777
                                                ----------------------------
  Amortization of debt expense                     5,926                885
                                                ----------------------------
  Rental expense:
   Weyerhaeuser Company and consolidated
    subsidiaries                                  32,332             30,947
   Weyerhaeuser Real Estate Company and
    consolidated subsidiaries                      2,514              2,262
   Weyerhaeuser Financial Services, Inc. and
    consolidated subsidiaries                          0                  0
   Gryphon Investments of Nevada, Inc.                 0                  0
                                                ----------------------------
                                                  34,846             33,209
                                                ----------------------------
    Interest portion of rental expense            11,615             11,070
                                                ----------------------------
     Fixed Charges                              $168,402           $118,732
                                                ============================
 Ratio of earnings to fixed charges                 1.43               3.22
                                                ============================

                                     Exhibit 12(b)

 WEYERHAEUSER COMPANY WITH ITS WEYERHAEUSER REAL ESTATE COMPANY, WEYERHAEUSER
   FINANCIAL SERVICES, INC. AND GRYPHON INVESTMENTS OF NEVADA SUBSIDIARIES ACCOUNTED FOR ON THE EQUITY METHOD, BUT EXCLUDING THE UNDISTRIBUTED EARNINGS
   OF THOSE SUBSIDIARIES COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                            (Dollar Amounts in Thousands)

                                                       THIRTEEN
                                                     WEEKS ENDING
                                                ---------------------------
                                               MAR 31          APRIL 1
                                                2002             2001
                                                ---------------------------
Available earnings:
 Earnings before interest expense,
  amortization of debt expense, income taxes
  and extraordinary item                        $220,108          $254,543
 Add interest portion of rental expense           10,777            10,316
                                                ---------------------------
                                                 230,885           264,859
                                                ---------------------------
 Deduct undistributed earnings of
  equity affiliates                               (2,767)           (9,879)
                                                ---------------------------
 Deduct undistributed earnings before income
  taxes of Weyerhaeuser Real Estate Company,
  Weyerhaeuser Financial Services, Inc. and
  Gryphon Investments of Nevada and
  their subsidiaries:
    Deduct pretax earnings                       (90,947)           (68,974)
    Add back dividends paid to Weyerhaeuser            0             30,000
                                                ----------------------------
      Undistributed earnings                     (90,947)           (38,974)
                                                ----------------------------

 Available earnings before extraordinary item   $137,171           $216,006
                                                ===========================

Fixed charges:

 Interest expense incurred                      $137,636           $ 87,521
 Amortization of debt expense                      5,926                885
 Interest portion of rental expense               10,777             10,316
                                                ----------------------------
      Fixed charges                             $154,339           $ 98,722
                                                ============================

 Ratio of earnings to fixed charges                 0.89               2.19
                                                ============================

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